                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                            ----------------------

     Date of Report (date of earliest event reported):  December 31, 1998

                            ----------------------


                               MHM SERVICES, INC.

            (Exact name of registrant as specified in its charter)

                            ----------------------

           DELAWARE                   1-12238              52-1223048
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
         incorporation)                Number)          Identification No.)

                            8605 WESTWOOD CENTER DRIVE
                                    SUITE 400
                             VIENNA, VIRGINIA 22182
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (703) 734-0107

                           8000 TOWERS CRESCENT DRIVE
                                    SUITE 810
                             VIENNA, VIRGINIA 22182
          (Former name or former address, if changed since last report)

                            ----------------------

ITEM 7. FINANCIAL STATEMENTS.

        The following pro forma financial information concerning the Company is being provided, in accordance with the instruction to this item, not later than sixty (60) days after the date that the Company's initial Form 8-K was required to be filed.

      (a)          Financial statements of business acquired.

                   Not applicable.

      (b)          Pro forma financial information.

                   Pro forma financial information is set forth at pages F-1 and F-2, and is incorporated herein by reference.

      (c)          Exhibits:

    10.1 Asset Purchase Agreement by and between Paradigm Health Services, Inc. and MHM Extended Care Services, Inc.*

    10.2 Interim Management Agreement by and between Paradigm Health Services, Inc. and MHM Extended Care Services, Inc.*

    10.3    Asset  Purchase  Agreement  by and among  Arbour  Elder  Services,
            Inc., d/b/a Arbour Seniorcare and MHM Extended Care Services, Inc. and MHM Services, Inc.*

    10.4 Asset Purchase Agreement by and between BHG of Pennsylvania, LLC and MHM Extended Care Services, Inc.*

    10.5 Interim Management Agreement by and between BHG of Pennsylvania, LLC and MHM Extended Care Services, Inc.*

    10.6 Term Promissory Note of BHG of Pennsylvania, LLC, issued to MHM Extended Care Services, Inc.*

    10.7 Guaranty Agreement by and among Integrated Health Options, LLC, BHG, Inc., and Illiana Behavioral Management, Inc., for the benefit of MHM Extended Care Services, Inc.*


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

    10.8 Security Agreement by and between Integrated Health Options, LLC and MHM Extended Care Services, Inc.*

    99.1    Press Release of the Company dated January 11, 1999.*

      ------------------
      * Incorporated by reference to the Exhibits filed with the Company's Form 8-K filed January 15, 1999, with the Securities and Exchange Commission (Commission File No. 1-12238).


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MHM SERVICES, INC.
                                    (Registrant)

Date:  March 16, 1999               By:
                                          ----------------------------
                                          Cleveland E. Slade
                                          Chief Financial Officer



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
MHM SERVICES, INC. AND SUBSIDIARIES

Proforma Balance Sheets

September 30, 1998

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                                                                                                          Sale of
                                                                                                       Extended Care   (Unaudited)
                                                                                     Historical          Services        Proforma
                                                                                        1998            Operations(1)      1998
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
Current assets:

              Cash and cash equivalents                                           $          54,000      870,000          924,000
              Accounts receivable,net                                                     2,706,000                     2,706,000
              Prepaid expenses                                                              134,000                       134,000
              Estimated third-party payor settlements                                     1,409,000                     1,409,000
              Notes receivable, net                                                               -      150,000          150,000
              Repossessed property under contract for sale                                1,172,000                     1,172,000
              Other current assets                                                            8,000                         8,000
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Total current assets                                                                      5,483,000    1,020,000        6,503,000

Property, plant, and equipment, net                                                         335,000      (90,000)         245,000
Restricted cash                                                                             526,000                       526,000
Other intangibles, net                                                                      431,000     (431,000)               -
Other assets                                                                                223,000      (62,000)         161,000
Goodwill, net                                                                               538,000     (259,000)         279,000
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                                                                                  $       7,536,000      178,000        7,714,000
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LIABILITIES AND STOCKHOLDERS' DEFICIT
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Current liabilities:

              Accounts payable                                                    $         444,000       66,000          510,000
              Accrued payroll and related expenses                                          746,000                       746,000
              Estimated third-party payor settlements                                       967,000                       967,000
              Other accrued expenses                                                      2,258,000                     2,258,000
              Note payable                                                                2,000,000                     2,000,000
              Line of credit                                                                500,000                       500,000
              Current maturities of long-term debt                                          579,000       (5,000)         574,000
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Total current liabilities                                                                 7,494,000       61,000        7,555,000

Long-term debt                                                                              176,000       (2,000)         174,000
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                                                                                          7,670,000       59,000        7,729,000
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Stockholders' deficit:

              Preferred stock ($.01 par value; authorized: 5,000,000;                             -                             -
                 issued and outstanding:  none)
              Common stock ($.01 par value; authorized: 15,000,000;
                 issued and outstanding:
                     3,538,000 and 3,513,000 in 1998 and 1997, respectively)                 35,000                        35,000
              Additional paid-in capital                                                 41,938,000                    41,938,000
              Accumulated deficit                                                       (42,107,000)     119,000      (41,988,000)
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Total stockholders' deficit                                                                (134,000)     119,000          (15,000)
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Commitments and contingencies

                                                                                  $       7,536,000      178,000        7,714,000
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

             (1) THE ADJUSTMENTS REFLECT THE ESTIMATED IMPACT ON THE COMPANY'S
                 BALANCE SHEET AT SEPTEMBER 30, 1998 IF THE SALE OF EXTENDED CARE DIVISION WOULD HAVE INCURRED ON THIS DATE. THE ADJUSTMENTS REFLECT THE RECEIPT OF $870,000 IN CASH AND A 90 DAY NOTE RECEIVABLE OF $150,000 FOR THE OPERATIONS CONTRACTS, PERSONNEL AND CERTAIN FIXED ASSETS FREE AND CLEAR OF ANY ENCUMBRANCES. IN APRIL 1998, THE COMPANY SOLD ITS LAST FREESTANDING HOSPITAL, MOUNTAIN CREST. THE SALE OF THIS FACILITY WAS ALREADY REFLECTED IN THIS HISTORICAL 1998 AMOUNTS.

MHM SERVICES, INC. AND SUBSIDIARIES

Proforma Statements of Operation

Year ended September 30, 1998

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Sale of
                                                                                           Sale of     Extended Care   (Unaudited)
                                                                          Historical    Freestanding     Services        Proforma
                                                                             1998         facility(1)   Operations(2)      1998
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
Revenues:
            Net patient service revenue                              $   14,864,000     (2,793,000)   (11,485,000)        586,000
            Premium revenue                                              14,430,000                                    14,430,000
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                                                                         29,294,000     (2,793,000)   (11,485,000)     15,016,000
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Costs and expenses:
            Operating                                                    20,040,000     (1,697,000)    (6,373,000)     11,970,000
            General and administrative                                    7,539,000       (890,000)    (3,375,000)      3,274,000
            Provision for bad debts                                       3,326,000        (85,000)    (3,125,000)        116,000
            Depreciation and amortization                                   597,000         (7,000)      (501,000)         89,000
            Gain on sale of freestanding facilities                      (2,465,000)     2,465,000                              -
            Writedown of long-term assets                                   430,000                      (430,000)              -
            Other (credits) charges:                                                                                            -
                         Interest expense - MEDIQ                           757,000                                       757,000
                         Interest expense - other                           166,000                       (80,000)         86,000
                         Other income, net                                        -                                             -
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                                                                         30,390,000       (214,000)   (13,884,000)     16,292,000
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Loss before income taxes and extraordinary item                          (1,096,000)    (2,579,000)    (2,399,000)     (1,276,000)
Income tax (benefit) expense                                                 93,000        (42,000)                        51,000
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Loss before extraordinary item                                           (1,189,000)    (2,537,000)     2,399,000      (1,327,000)

Extraordinary item - gain on early extinguishment
               of debt                                                    9,185,000                                     9,185,000
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Net income (loss)                                                    $    7,996,000     (2,537,000)     2,399,000       7,858,000
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Earnings (loss) per share-basic and diluted:
               Loss before extraordinary item                        $        (0.34)         (0.72)          0.68           (0.38)
               Extraordinary item                                              2.60           0.00           0.00            2.60
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Net income                                                           $         2.26          (0.72)          0.67            2.22
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Weighted average shares outstanding                                       3,528,000      3,528,000      3,528,000       3,528,000
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

           (1) IN APRIL 1998, THE COMPANY SOLD ITS LAST FREESTANDING HOSPITAL, MOUNTAIN CREST. THIS ADJUSTMENT ELIMINATES THE ESTIMATED FINANCIAL IMPACT MOUNTAIN CREST HAD ON THE COMPANY'S 1998 OPERATIONS.

           (2) THIS ADJUSTMENT ELIMINATES THE ESTIMATED FINANCIAL IMPACT OF THE COMPANY'S OTHER EXTENDED CARE DIVISION ASSETS SOLD IN THE FIRST QUARTER OF FISCAL 1999.